                                                                   Exhibit 10.14


                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


                  THIS SEVENTH AMENDMENT, dated as of December 31, 1998 (the "Amendment"), amends the Amended and Restated Agreement of Limited Partnership (as heretofore amended to date, the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND

         A. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

         B. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership in exchange for certain contributions of partnership interests in partnerships holding real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to a "contribution" agreement (relating to a property commonly known as Interstate Center) among the Partnership, the General Partner and the Admitted Partners (as defined below).

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partner on the date hereof of the Persons set forth on Schedule A attached hereto (the "Admitted Partners") and the ownership by such Persons of the number of Class A Units listed opposite each Person's name on Schedule A. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Admitted Partners, together with the number and class of Partnership Interests owned by such partners.

                  2. The Partnership Interests issued hereby shall constitute Class A Units; provided that any distribution to be received by the Admitted Partners on the Class A Units issued to them on the date hereof on account of the fiscal quarter in which they are admitted to the Partnership shall be pro-rated to reflect the portion of the fiscal quarter of the Partnership for which the Admitted Partners held such Class A Units and shall not be pro-rata in accordance with their then Percentage Interests; provided further that the Redemption Right granted to holders of Class A Units in Article XV of the Partnership Agreement shall not be exercisable by the holders of the Class A Units issued on the date hereof to the Admitted Partners until 180 days after the date hereof, except that, (i) if the holder of any such Class A Units dies, such holder's estate shall thereupon be permitted to exercise the Redemption Right with respect to all of such Class A Units held by it notwithstanding the foregoing restriction and (ii) if a Change of Control (as defined below) of the General Partner occurs, the foregoing restriction on exercise of the Redemption Right shall automatically terminate with respect to all of such Class A Units.

                  3. As used herein, the term "Change of Control" shall mean Change of Control" means:

                     (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the General Partner's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the General Partner by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                     (ii)  approval by shareholders of the General Partner of:

                           (A) a merger, reorganization or consolidation involving the General Partner if the shareholders of the General Partner immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the General Partner resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                           (B) a complete liquidation or dissolution of the General Partner; or

                           (C) an agreement for the sale or other disposition of all or substantially all of the assets of the General Partner; or

                     (iii) acceptance by shareholders of the General Partner of shares in a share exchange if the shareholders of the General Partner immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                  4. By execution of this Amendment to the Partnership Agreement by the General Partner and the Admitted Partners, the Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement.

                  5. On the date of this Amendment, each of the Admitted Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

                  6. This Amendment may be executed in one or more counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts together constituting the same agreement.

                  7. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  IN WITNESS WHEREOF, this Amendment to the Partnership Agreement has been executed and delivered as of the date first above written.

                                  GENERAL PARTNER:

                                  BRANDYWINE REALTY TRUST


                                  By:
                                       ------------------------------------
                                       Gerard H. Sweeney, President and CEO


                                  ADMITTED PARTNERS:


                                  -----------------------------------------
                                  William H. Godwin, Jr.


                                  -----------------------------------------
                                  Bryson Powell

                                  SCHEDULE "A"

                                                   NUMBER OF
                    ADMITTED                      PARTNERSHIP
                    PARTNERS                       INTERESTS
                    --------                       ---------

             William H. Godwin, Jr.                  41,734

                  Bryson Powell                      41,734

                                  SCHEDULE "B "

                     BRANDYWINE OPERATING PARTNERSHIP, L.P.
                        OUTSTANDING PARTNERSHIP INTERESTS
                             AS OF DECEMBER 31, 1998

                                                                NUMBER OF PARTNERSHIP
                                                                INTERESTS (ALL CLASS A UNITS
LIMITED PARTNERS                                                UNLESS OTHERWISE INDICATED)
----------------                                                ---------------------------
The Nichols Company                                                    2,742
Brian F. Belcher                                                       7,245
Jack R. Loew                                                           1,245
Craig C. Hough                                                         1,245
Werner A. Fricker                                                      6,830
Randle Scarborough                                                     59,578
Sean Scarborough                                                       60,576
Steven L. Shapiro                                                      1,902
Robert K. Scarborough                                                  215,384
Raymond J. Perkins                                                     2,536
Brandywine Holdings I, Inc.                                            5
Brandywine Realty Trust                                                467,220
Brookstone Investors, L.L.C.                                           57,126
Brookstone Holdings of Del.-4, L.L.C.                                  7,579
Brookstone Holdings of Del.-5, L.L.C.                                  80,445
Brookstone Holdings of Del.-6, L.L.C.                                  7,886
John S. Trogner, Sr.                                                   89,801.232
John S. Trogner, Jr.                                                   73,048.310
Blair S. Trogner, Sr.                                                  138,126.471
Emma B. Trogner                                                        27,087.416
Ronalee Trogner                                                        21,669.933
Candis C. Trogner                                                      40,631.123
Donald E. Axinn                                                        928,651
Morris Green                                                           50,233
Arthur and Marion Eberstein, Joint Tenants                             7,513
Lennard Axinn                                                          2,156
Trust UTW of Theodore Geffner                                          485
Howard Kantor                                                          31,505
Irving Hirschman Family Trust                                          1,488
Leo Guthart                                                            876
Gloria Kantor                                                          21,647
Richard Bernhard                                                       40,927
Calvin Axinn                                                           40,927
Helen Geffner                                                          1,488
Brandywine Realty Trust                                                750,000  Series A Preferred
                                                                                Mirror Units
Commonwealth Atlantic Operating Properties Inc.                        1,140,527  Series B Preferred
                                                                                  Units
Commonwealth Atlantic Land II Inc.                                     283,731  Series B Preferred
                                                                                Units
Commonwealth Atlantic Development Inc.                                 43,725  Series B Preferred
                                                                               Units
Commonwealth Atlantic Land Company                                     82,017  Series B Preferred
                                                                               Units

GENERAL PARTNER                                                 NUMBER OF PARTNERSHIP INTERESTS
---------------                                                 -------------------------------

Brandywine Realty Trust                                                37,549,713 GP Units

                                    EXHIBIT 1

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
(iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 31st day of December, 1998.


                                        ---------------------------------
                                        William H. Godwin, Jr.

                                    EXHIBIT 1

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
(iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 31st day of December, 1998.


                                        ---------------------------------
                                        Bryson Powell